UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2024

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway,	N.E., Atlanta,	Georgia	30328
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange

1.625% Senior Notes due 2025	UPS25	New York Stock Exchange

1% Senior Notes due 2028	UPS28	New York Stock Exchange

1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2024, United Parcel Service, Inc. (“UPS” or the “Company”) announced that it is appointing Brian M. Dykes as Executive Vice President and Chief Financial Officer, effective immediately. Mr. Dykes, age 46, has been employed by the Company for over 25 years, most recently serving as Senior Vice President, Global Finance and Planning since April 2023. Prior thereto, Mr. Dykes held a variety of other roles of increasing responsibility with the Company in finance and accounting, corporate treasury, mergers and acquisitions, business intelligence, and business development, both in the U.S. and internationally.

In connection with his appointment, Mr. Dykes will be entitled to an annual: (i) base salary of $725,000; (ii) a Management Incentive Program award with a target of 115% of his base salary; (iii) a Long-Term Incentive Performance (“LTIP”) program award with a target award of 450% of his base salary; and (iv) a stock option grant equal to 50% of his base salary. Mr. Dykes will also be entitled to participate in UPS benefit plans applicable to UPS’s other executive officers. In addition, Mr. Dykes’ previously granted 2024 LTIP program target award will be adjusted to reflect his new LTIP target award value by increasing the 2024 LTIP target value by approximately $1.5 million; with the final award value determined by Company performance for the 2024 through 2026 LTIP performance period.

Item 7.01 Regulation FD Disclosure.

The press release issued on July 9, 2024 relating to the above matters is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release issued July 9, 2024
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

The information included in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by reference in any such filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date:	July 9, 2024	By:	/s/ Norman M. Brothers, Jr.
Name: Norman M. Brothers, Jr.
Title: Executive Vice President, Chief Legal and Compliance Officer